Rule 497(e)

File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT DATED September 12, 2007

To the Prospectus dated May 1, 2007 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity® Contract Owner:

Effective May 1, 2007, Gartmore Variable Insurance Trust changed its name to Nationwide Variable Insurance Trust, GVIT Mid Cap Index Portfolio, an investment option available under your Contract, changed its name to NVIT Mid Cap Index Portfolio, and Gartmore Mutual Fund Capital Trust, investment adviser to the NVIT Mid Cap Index Portfolio, changed its name to Nationwide Fund Advisors.

As a result of the foregoing changes, the references to GVIT Mid Cap Index Fund on pages 2, 17 and in Appendix A of the Prospectus are changed to NVIT Mid Cap Index Fund. Further, the references to Gartmore Variable Insurance Trust and Gartmore Mutual Fund Capital Trust on page 17 of the Prospectus are changed to Nationwide Variable Insurance Trust and Nationwide Fund Advisors, respectively. BlackRock Investment Management, LLC continues to be the sub-adviser to the NVIT Mid Cap Index Fund.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2007. Please keep this supplement for future reference.